UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21793

Name of Fund: BlackRock Enhanced Government Fund, Inc. (EGF)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock
Enhanced Government Fund, Inc., 40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2009

Date of reporting period: 06/30/2009

Item 1 – Report to Stockholders

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

Section 19(b) Disclosure

BlackRock Enhanced Government Fund, Inc. (EGF) (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of its Board of Directors (the “Board”), has adopted a level distribution plan (the “Plan”) that is consistent with its investment objective and policies. In adopting the Plan, the Fund employs either a managed distribution or option over-write policy to support a level distribution of income, capital gains and/or return of capital. In accordance with the Plan, the Fund currently distributes on a monthly basis a fixed amount of $0.105 per share:

	Amount Per	Distribution
Exchange Symbol	Common Share	Frequency
EGF	$0.105000	Monthly

The fixed amount distributed per share is subject to change at the dis-
cretion of the Fund’s Board. Under its Plan, the Fund will distribute all available investment income to its shareholders, consistent with its pri-
mary investment objectives and as required by the Internal Revenue
Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to main-
tain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution require-
ments imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan at any time without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termina-
tion of the Plan could have the effect of creating a trading discount
(if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain a level distribution.
Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, compa-
nies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Section 19(a) notices for the Fund, as applicable, are available on the BlackRock website www.blackrock.com.

2 BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2009

Dear Shareholder

The past 12 months reveal two distinct market backdrops — one of investor pessimism and decided weakness, and another of optimism and nascent signs of recovery. The first half of the year was characterized by the former, as the global financial crisis erupted into the worst recession in decades.
Daily headlines recounted universal macroeconomic deterioration, financial sector casualties, volatile swings in global equity markets, and unprece-
dented government intervention that included widespread (and globally coordinated) monetary and quantitative easing by central banks and large-
scale fiscal stimuli. Sentiment improved noticeably in March, however, on the back of new program announcements by the Treasury and Federal
Reserve, as well as generally stronger-than-expected economic data in a few key areas, including retail sales, business and consumer confidence, manufacturing and housing.

In this environment, US equities contended with extraordinary volatility, posting steep declines early, and then recouping those losses — and more —
between March and May. Investor enthusiasm eased off in the final month of the period, mostly as a result of profit taking and portfolio rebalancing, as opposed to a change in the economic outlook. Through June 30, stocks did quite well on a year-to-date basis, with nearly all major indices crossing into positive territory. The experience in international markets was similar to that in the United States, though performance was generally more extreme both on the decline and on the upturn. Notably, emerging markets, which lagged most developed regions through the downturn, reassumed leadership in 2009 as these areas of the globe have generally seen a stronger acceleration in economic recovery.

In fixed income markets, while a flight to quality remained a prevalent theme, relatively attractive yields and distressed valuations, alongside a more favorable macro environment, eventually captured investor attention, leading to a sharp recovery in non-Treasury assets. A notable example from the opposite end of the credit spectrum was the high yield sector, which has firmly outpaced all other taxable asset classes since the start of 2009. At the same time, the municipal bond market enjoyed a strong return after the exceptional market volatility of 2008, buoyed by a combination of attractive valuations, robust retail investor demand and a slowdown in forced selling. Direct aid to state and local governments via the American Recovery and
Reinvestment Act of 2009 has also lent support.

All told, results for the major benchmark indexes reflected a bifurcated market.

Total Returns as of June 30, 2009	6-month	12-month
US equities (S&P 500 Index)	3.16%	(26.21)%
Small cap US equities (Russell 2000 Index)	2.64	(25.01)
International equities (MSCI Europe, Australasia, Far East Index)	7.95	(31.35)
US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	(8.74)	7.41
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	1.90	6.05
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	6.43	3.77
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	30.92	(1.91)
Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has clearly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional insight and timely “food for thought,”
we invite you to visit our award-winning Shareholder® magazine, now available exclusively online at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transac-

tion is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT 3

Fund Summary as of June 30, 2009

Investment Objective

BlackRock Enhanced Government Fund, Inc. (EGF) (the “Fund”) seeks to provide shareholders with current income and gains. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of U.S. Government securities and U.S. Government Agency securities, including U.S.
Government mortgage-backed securities that pay interest in an attempt to generate current income, and by employing a strategy of writing (selling) call options on individual or baskets of U.S. Government securities, U.S. Government Agency securities or other debt securities held by the Fund in an attempt to generate gains from option premiums.

Performance

For the six months ended June 30, 2009, the Fund returned 5.91% based on market price and 6.13% based on net asset value (“NAV”). For the same period, the Fund’s benchmark, the Citigroup Government/Mortgage Index had a return of (0.36)%. All returns reflect reinvestment of dividends.
The Fund’s premium to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV. At June 30, 2009, approximately 81% of the Fund’s assets were invested in government debt, of which roughly 68% was mortgage-
backed securities. The Fund’s out-of-index allocations, in particular commercial mortgage-backed securities and non-agency mortgages, benefited performance relative to the benchmark, as those sectors experienced a significant retracement of the spread widening experienced throughout 2008.
A high percentage of the Fund’s assets was in cash equivalent securities, which did not have a significant impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange					EGF
Initial Offering Date				October 31, 2005
Yield on Closing Market Price as of June 30, 2009 ($17.00)[1]					7.41%
Current Monthly Distribution per share[2]				$0.105
Current Annualized Distribution per share[2]				$1.260
[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
[2] The distribution is not constant and is subject to change.
The table below summarizes the changes in the Fund’s market price and net asset value per share:
	6/30/09	12/31/08	Change	High	Low
Market Price	$17.00	$16.57	2.60%	$17.94	$15.52
Net Asset Value	$16.48	$16.03	2.81%	$16.70	$15.77

The following chart shows the portfolio composition of the Fund’s total investments:

Portfolio Composition

				6/30/09	12/31/08
U.S. Government Sponsored Agency Mortgage-Backed Securities				49%	60%
Short-Term Securities				17	14
U.S. Treasury Obligations				11	7
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities				9	5
U.S. Government Sponsored Agency Mortgage-Backed Securities — Collateralized
Mortgage Obligations				8	9
Preferred Securities				2	2
Asset-Backed Securities				2	2
Foreign Government Obligations				1	—
Taxable Municipal Bonds				1	—
Corporate Bonds				—	1

4 BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2009

Derivative Instruments

The Fund may invest in various derivative instruments, including options, swaps, financial futures contracts and other instruments specified in the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instru-
ment. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict perti-
nent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment or may cause the
Fund to hold a security that it might otherwise sell. The Fund’s invest-
ments in these instruments are discussed in detail in the Notes to
Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2009 5

Schedule of Investments June 30, 2009 (Unaudited) (Percentages shown are based on Net Assets)

	Par
Asset-Backed Securities	(000)	Value

First Franklin Mortgage Loan Asset Backed Certificates
Series 2005-FF2 Class M2, 0.75%, 3/25/35 (a)	$3,220	$1,288,000
GSAA Home Equity Trust Series 2005-1 Class AF2,
4.32%, 11/25/34 (a)	1,401	1,268,631
Securitized Asset Backed Receivables LLC Trust (a):
Series 2005-0P1 Class M2, 0.76%, 1/25/35	2,000	794,540
Series 2005-OP2 Class M1, 0.74%, 10/25/35	1,025	356,905
Soundview Home Equity Loan Trust Series 2007-OPT5
Class 2A2, 1.26%, 10/25/37 (a)	2,500	799,385
Total Asset-Backed Securities — 2.3%		4,507,461

Corporate Bonds
Diversified Consumer Services — 0.2%
Leland Stanford Junior University, 3.63%, 5/01/14	400	403,248
Total Corporate Bonds — 0.2%		403,248

Foreign Government Obligations
Province of Ontario Canada, 4.10%, 6/16/14	1,745	1,779,567
Total Foreign Government Obligations — 0.9%		1,779,567

Non-U.S. Government Sponsored Agency
Mortgage-Backed Securities
Collateralized Mortgage Obligations — 4.6%
Bank of America Mortgage Securities Inc. Series 2003-J
Class 2A1, 5.29%, 11/25/33 (a)	459	389,945
Bear Stearns Alt-A Trust Series 2004-13 Class A1,
0.68%, 11/25/34 (a)	575	319,583
CS First Boston Mortgage Securities Corp. Series 2005-11
Class 6A5, 6.00%, 12/25/35	1,199	929,506
CitiMortgage Alternative Loan Trust Series 2007-A5
Class 1A7, 6.00%, 5/25/37 (b)	809	100,440
Countrywide Alternative Loan Trust Series 2006-41CB
Class 2A17, 6.00%, 1/25/37	1,896	1,175,494
Homebanc Mortgage Trust Series 2005-4 Class A1,
0.58%, 10/25/35 (a)	2,076	1,015,981
Thornburg Mortgage Securities Trust (a):
Series 2006-6 Class A1, 0.42%, 11/25/46	2,089	1,875,804
Series 2007-2 Class A2A, 0.44%, 6/25/37	1,589	1,384,544
WaMu Mortgage Pass-Through Certificates Series
2005-AR7 Class A1, 4.91%, 8/25/35 (a)	1,959	1,682,877
		8,874,174
Commercial Mortgage-Backed Securities — 9.6%
Banc of America Commercial Mortgage, Inc. Series
2006-6 Class A2, 5.31%, 10/10/45	3,575	3,293,400
Bear Stearns Commercial Mortgage Securities Series
2001-T0P2 Class A2, 6.48%, 2/15/35	1,545	1,566,986
Commercial Mortgage Pass-Through Certificates Series
2007-C9 Class A2, 5.81%, 12/10/49 (a)	3,250	3,061,334
Credit Suisse Mortgage Capital Certificates Series
2007-C5 Class A2, 5.59%, 9/15/40	3,400	3,025,296

Non-U.S. Government Sponsored Agency	Par
Mortgage-Backed Securities	(000)	Value

Commercial Mortgage-Backed Securities (concluded)
LB-UBS Commercial Mortgage Trust Class A2:
Series 2007-C1, 5.32%, 2/15/40	$ 2,000	$1,893,888
Series 2007-C7, 5.59%, 9/15/45	3,000	2,754,978
Wachovia Bank Commercial Mortgage Trust Series
2007-C32 Class A2, 5.74%, 6/15/49 (a)	3,000	2,799,827
		18,395,709
Total Non-U.S. Government Sponsored Agency
Mortgage-Backed Securities — 14.2%		27,269,883

Taxable Municipal Bonds
State — 0.9%
State of California, GO, Taxable, Various Purpose 3,
5.65%, 4/01/39	1,680	1,661,268
Total Taxable Municipal Bonds — 0.9%		1,661,268

U.S. Government Sponsored Agency
Mortgage-Backed Securities
Fannie Mae Guaranteed Pass Through Certificates:
4.00%, 7/15/14 (c)	9,500	9,500,000
4.50%, 7/15/24 – 7/15/39 (c)	8,050	8,121,139
4.66%, 7/01/10	1,838	1,866,798
4.68%, 2/01/13	5,285	5,553,426
5.00%, 7/15/24 – 7/15/39 (c)(d)(e)	29,548	30,261,175
5.24%, 4/01/12 (d)	7,939	8,404,914
5.50%, 7/01/17 – 8/15/39 (c)(d)(e)	40,351	41,727,440
5.71%, 2/01/12	2,590	2,786,475
6.00%, 2/01/36 – 7/15/39 (c)	8,379	8,771,015
6.60%, 1/01/11	4,965	5,192,283
Freddie Mac Mortgage Participation Certificates:
4.50%, 5/01/34	1,046	1,046,240
5.00%, 7/15/39 (c)	14,500	14,744,687
5.50%, 8/15/39 (c)	700	719,907
Ginnie Mae MBS Certificates (c):
4.50%, 7/15/39	2,600	2,595,125
5.00%, 11/15/35 – 8/15/39	137	139,651
5.50%, 7/15/39	2,300	2,374,750
Total U.S. Government Sponsored Agency
Mortgage-Backed Securities — 74.7%		143,805,025

U.S. Government Sponsored Agency Mortgage-Backed
Securities — Collateralized Mortgage Obligations
Freddie Mac Multiclass Certificates:
Series 3149 Class HA, 6.00%, 5/15/27	1,205	1,233,230
Series 3183 Class KI, 6.00%, 12/15/34 (b)	1,571	3,125
Ginnie Mae Trust (a):
Series 2005-87 Class C, 5.33%, 9/16/34	10,000	10,506,124
Series 2006-3 Class C, 5.24%, 4/16/39	10,000	9,879,527
Series 2006-30 Class IO, 0.80%, 5/16/46 (b)	8,542	367,277
Total U.S. Government Sponsored Agency Mortgage-Backed
Securities — Collateralized Mortgage Obligations — 11.4%		21,989,283

See Notes to Financial Statements.

6 BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2009

Schedule of Investments (continued) (Percentages shown are based on Net Assets)

	Par
U.S. Treasury Obligations	(000)	Value

Fannie Mae:
2.00%, 2/11/11	$ 1,370	$1,379,543
5.25%, 8/01/12	2,460	2,556,186
2.00%, 1/09/12	9,090	9,180,736
Federal Farm Credit Bank, 4.55%, 6/08/20 (d)(e)	3,500	3,441,420
Federal Home Loan Banks:
5.38%, 6/13/14 (d)(e)	640	710,013
5.25%, 9/12/14	640	708,973
U.S. Treasury Notes:
3.13%, 8/31/13	110	113,962
1.88%, 2/28/14	155	150,992
2.25%, 5/31/14	2,660	2,624,250
3.88%, 5/15/18	1,050	1,081,910
3.75%, 11/15/18	5,000	5,086,350
4.50%, 5/15/38	5,000	5,161,720
Total U.S. Treasury Obligations — 16.7%		32,196,055

Preferred Securities

Capital Trusts
Diversified Financial Services — 0.8%
JPMorgan Chase Capital XXII, 6.45%, 1/15/87	2,000	1,599,350
Electric Utilities — 0.8%
PPL Capital Funding, 6.70%, 3/30/67 (a)	2,000	1,460,000
Insurance — 1.5%
The Allstate Corp., 6.50%, 5/15/57 (a)	2,000	1,470,000
ZFS Finance (USA) Trust V, 6.50%, 5/09/67 (a)(f)	2,000	1,440,000
		2,910,000
Total Capital Trusts — 3.1%		5,969,350

Trust Preferreds
Capital Markets — 0.8%
Morgan Stanley Capital Trust VIII, 6.45%, 4/15/67	2,000	1,551,200
Media — 0.9%
Comcast Corp., 6.63%, 5/15/56	2,000	1,726,400
Total Trust Preferreds — 1.7%		3,277,600
Total Preferred Securities — 4.8%		9,246,950
Total Long-Term Investments
(Cost — $248,297,641) — 126.1%		242,858,740

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, 0.45% (g)(h)	49,376,582	49,376,582
Total Short-Term Securities
(Cost — $49,376,582) — 25.6%		49,376,582

Options Purchased	Contracts	Value

Exchange-Traded Call Options
Eurodollar 1-Year Mid-Curve Options, expiring
September 2009 at USD 98.25	44	$25,300
Over-the-Counter Call Swaptions
Receive a fixed rate of 1.97% and pay a floating rate
based 3-month LIBOR, expiring March 2010, Broker
JPMorgan Chase Bank NA	16 (i)	87,584
Total Options Purchased (Premiums Paid — $84,508) — 0.1%		112,884
Total Investments Before TBA Sale Commitments and
Options Written (Cost — $297,758,731*) — 151.8%		292,348,206

	Par
TBA Sale Commitments (c)	(000)
Fannie Mae Guaranteed Pass Through Certificates:
5.00%, 7/15/24 – 7/15/39	$(14,700)	(14,966,438)
6.00%, 2/01/36 – 7/15/39	(5,200)	(5,434,000)
Total TBA Sale Commitments
(Proceeds Received — $20,444,984) — (10.6)%		(20,400,438)

Options Written	Contracts
Exchange-Traded Call Options
2-Year U.S. Treasury Bond, expiring August 2009
at USD 107.75	125	(144,531)
Eurodollar 1-Year Mid-Curve Options, expiring
September 2009 at USD 98.50	44	(14,025)
Fannie Mae Guaranteed Pass Through Certificates,
expiring July 2009 at USD 102	300,000	(374,700)
		(533,256)
Over-the-Counter Call Options
Fannie Mae Guaranteed Pass Through Certificates,
expiring July 2009 at USD 101.36 Broker Credit
Suisse International	200,000	(117,960)
Over-the-Counter Call Swaptions
Pay a fixed rate of 3.43% and receive a floating rate
based on 3-month USD LIBOR, expiring December 2009,
Broker JPMorgan Chase Bank NA	50 (i)	(1,214,500)
Pay a fixed rated of 3.70% and receive a floating rate
based on 3-month USD LIBOR, expiring July 2009,
Broker Citibank NA	20 (i)	(289,820)
		(1,504,320)
Over-the-Counter Put Swaptions
Receive a fixed rate of 3.40% and pay a floating rate
based on 3-month USD LIBOR, Expiring December 2009,
Broker JPMorgan Chase Bank NA	50 (i)	(953,000)
Total Options Written
(Premiums Received — $2,576,003) — (1.6)%		(3,108,536)
Total Investments, Net of TBA Sale
Commitments and Options Written — 139.6%		268,839,232
Liabilities in Excess of Other Assets — (39.6)%		(76,282,464)
Net Assets — 100.0%		$192,556,768

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2009 7

Schedule of Investments (continued)

* The cost and unrealized appreciation (depreciation) of investments as of June 30,
2009, as computed for federal income tax purposes, were as follows:
Aggregate cost		$297,817,700
Gross unrealized appreciation		$7,361,372
Gross unrealized depreciation		(12,830,866)
Net unrealized depreciation		$(5,469,494)

(a) Variable rate security. Rate shown is as of report date.
(b) Represents the interest only portion of a mortgage-backed security and has either a nominal or a notional amount of principal
(c) Represents or includes a “to-be-announced” transaction. The Fund has committed to purchasing or selling securities for which all specific information is not available as of report date.

		Unrealized
Counterparty	Market Value	Appreciation
Barclays Bank Plc	$4,858,659	$13,471
Citigroup NA	$2,595,125	$54,438
Credit Suisse International	$27,439,246	$29,807
Deutsche Bank AG	$23,634,344	$133,860
JPMorgan Chase Bank NA	$ (3,091,688)	$291,313

(d) All, or a portion of, security have been pledged as collateral in connection with swaps.
(e) All, or a portion of, security have been pledged as collateral in connection with open financial futures contracts.
(f) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to quali-
fied institutional investors.
(g) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Series, LLC Cash
Sweep Series	$(43,275,054)	$57,424
BlackRock Liquidity Funds, TempFund	49,376,582	$66,432

(h) Represents the current yield as of report date.
(i) One contract represents a notional amount of $1 million.

•Financial futures contracts purchased as of June 30, 2009 were as follows:
						Unrealized
			Expiration		Face	Appreciation
Contracts	Issue	Exchange	Date	Value		(Depreciation)
292	5-Year U.S.		September
	Treasury Bond Chicago		2009	$ 33,861,875		$ (364,000)
392	10-Year U.S.		September
	Treasury Bond Chicago		2009	$ 46,477,570		(901,445)
338	30-Year U.S.		September
	Treasury Bond Chicago		2009	$ 38,485,212		1,520,257
15	Euro BOBL		September
	Future	Eurex	2009	$ 2,410,603		18,798
21	Euro-Schartz		September
	Future	Eurex	2009	$ 3,177,818		920
140	90-Day		March
	Sterling	London	2011	$ 27,963,062		(191,317)
Total						$ 83,213

•Interest rate swaps outstanding as of June 30, 2009 were as follows:
				Notional
Fixed	Floating	Counter-		Amount		Unrealized
Rate	Rate	party	Expiration	(000)		Depreciation
4.69%(a)	3-month	Deutsche	September
	LIBOR	Bank AG	2009	USD 130,000		$(1,041,972)
1.34%(b)	3-month	Deutsche	May
	LIBOR	Bank AG	2011	USD	19,300	(52,081)
3.95%(b)	3-Month
	Australian
	Bank Bill
	Short-Term	Deutsche	May
	Rate	Bank AG	2011	AUD	3,560	(17,814)
4.02%(b)	3-Month
	Australian
	Bank Bill
	Short-Term	Deutsche	May
	Rate	Bank AG	2011	AUD	10,555	(47,374)
4.63%(a)	3-month	Deutsche	March
	LIBOR	Bank AG	2013	USD	50,000	(3,772,502)
5.705%(a)	3-month	Deutsche	June
	LIBOR	Bank AG	2017	USD	50,000	(7,588,452)
5.96%(a)	3-month	Deutsche December
	LIBOR	Bank AG	2017	USD	25,000	(7,611,591)
Total						$(20,131,786)

(a) Fund pays fixed interest rate and receives floating rate.
(b) Fund pays floating interest rate and receives fixed rate.

See Notes to Financial Statements.

8 BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2009

Schedule of Investments (concluded)

•FinancialAccounting Standards Board Statement of Financial Accounting
Standards No. 157, “Fair Value Measurements”, clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•Level 1 — price quotations in active markets/exchanges for identical securities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indi-
cation of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of June 30, 2009 in deter-
mining the fair valuation of the Fund’s investments:

	Investments in
Valuation Inputs	Securities
	Assets	Liabilities

Level 1 —
Long-Term Investments — Trust Preferreds	$ 3,277,600	—
Short-Term Securities	49,376,582	—
Total Level 1	52,654,182	—
Level 2 —
Long-Term Investments[1]	237,017,206	—
TBA Sale Commitments	—	$(20,400,438)
Total Level 2	237,017,206	$(20,400,438)
Level 3 —
Long-Term Investments:
Asset-Backed Securities	1,288,000	—
Non-U.S. Government Sponsored
Agency Mortgage-Backed Securities —
Collateralized Mortgage Obligations	1,275,934	—
Total Level 3	2,563,934	—
Total	$ 292,235,322	$(20,400,438)

[1] See above Schedule of Investments for values in each security type excluding the security types in Level 1 and Level 3 within the table.

Other
Valuation Inputs			Financial Instruments[2]
			Assets	Liabilities

Level 1			$1,565,275	$ (1,615,318)
Level 2			87,584	(23,081,766)
Level 3			—	—
Total			$1,652,859	$ (24,697,084)

[2] Other financial instruments are swaps, financial futures contracts, and options. Swaps and financial futures contracts are shown at the unrealized appreciation/depreciation on the instrument and options are shown at market value.
The following is a reconciliation of investments for unobservable inputs (Level 3)
used in determining fair value:

Non-U.S. Government
Sponsored Agency
Mortgage-Backed
Securities —
		Asset-	Collateralized
		Backed	Mortgage	Investments in
		Securities	Obligations	Securities

Balance, as of
December 31, 2008		—	—	—
Realized gain		—	—	—
Change in unrealized
appreciation/depreciation[3]		—	—	—
Net sales		—	—	—
Net transfers in Level 3		$1,288,000	$1,275,934	$2,563,934
Balance, as of June 30, 2009		$1,288,000	$1,275,934	$2,563,934

[3] Included in the related net change in unrealized appreciation/depreciation on the Statement of Operations related to securities classified as Level 3 at period end.

•Currency Abbreviations:
AUD	Australian Dollar
USD	US Dollar

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2009 9

Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets

Investments at value — unaffiliated (cost — $248,382,149)	$ 242,971,624
Investments at value — affiliated (cost — $49,376,582)	49,376,582
Investments sold receivable	26,412,198
TBA sale commitments receivable	20,444,984
Interest receivable	1,137,685
Principal paydowns receivable	445,735
Swaps receivable	79,560
Prepaid expenses	12,890
Total assets	340,881,258

Liabilities

TBA sale commitments at value (proceeds received — $20,444,984)	20,400,438
Unrealized depreciation on swaps	20,131,786
Options written at value (premiums received — $2,576,003)	3,108,536
Investments purchased payable	101,577,530
Swaps payable	2,576,326
Margin variation payable	199,530
Income dividends payable	158,596
Investment advisory fees payable	131,124
Other affiliates payable	978
Officer’s and Directors’ fees payable	257
Other accrued expenses payable	39,389
Total liabilities	148,324,490
Net Assets	$ 192,556,768

Net Assets Consist of

Paid-in capital	$ 218,745,544
Distributions in excess of net investment income	(581,711)
Accumulated net realized gain	339,768
Net unrealized appreciation/depreciation	(25,946,833)
Net Assets	$ 192,556,768

Net Asset Value

Based on net assets of $192,556,768 and 11,687,474 shares outstanding, 200 million shares authorized, $0.10 par value	$ 16.48

See Notes to Financial Statements.

10 BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2009

Statement of Operations

Six Months Ended June 30, 2009 (Unaudited)

Investment Income

Interest	$ 4,496,504
Income — affiliated	123,856
Total income	4,620,360

Expenses

Investment advisory	793,982
Printing	26,205
Professional	24,546
Accounting services	20,592
Transfer agent	16,254
Repurchase offer	15,407
Officer and Directors	13,762
Custodian	11,462
Registration	4,682
Miscellaneous	20,355
Total expenses	947,247
Less fees waived by advisor	(8,475)
Total expenses after fees waived	938,772
Net investment income	3,681,588

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	2,819,966
Financial futures contracts and swaps	(8,936,010)
Options written	821,496
Foreign currency	13,998
(5,280,550)
Net change in unrealized appreciation/depreciation on:
Investments	2,670,136
Financial futures contracts and swaps	10,513,706
Options written	(532,533)
Foreign currency	252
TBA sale commitments	302,678
12,954,239
Total realized and unrealized gain	7,673,689
Net Increase in Net Assets Resulting from Operations	$ 11,355,277

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2009 11

Statements of Changes in Net Assets

	Six Months
	Ended	Year Ended
	June 30, 2009	December 31,
Increase (Decrease) in Net Assets:	(Unaudited)	2008
Operations
Net investment income	$ 3,681,588	$ 11,791,208
Net realized gain (loss)	(5,280,550)	9,824,838
Net change in unrealized appreciation/depreciation	12,954,239	(23,517,721)
Net increase (decrease) in net assets resulting from operations.	11,355,277	(1,901,675)

Dividends and Distributions to Shareholders From
Net investment income	(6,130,614)	(5,672,970)
Net realized gain	—	(9,706,930)
Decrease in net assets resulting from dividends and distributions to shareholders	(6,130,614)	(15,379,900)

Capital Share Transactions
Reinvestment of dividends and distributions	528,723	185,156
Net redemption of shares resulting from a repurchase offer (including $0 and $196,102 repurchase fees, respectively)	—	(9,615,115)
Net increase (decrease) in net assets resulting from capital share transactions	528,723	(9,429,959)

Net Assets
Total increase (decrease) in net assets.	5,753,386	(26,711,534)
Beginning of period	186,803,382	213,514,916
End of period	$ 192,556,768	$ 186,803,382
End of period undistributed (distributions in excess of) net investment income	$ (581,711)	$ 1,867,315

See Notes to Financial Statements.

12 BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2009

Financial Highlights

	Six Months				Period
	Ended				October 31, 2005[1]
		Year Ended December 31,
	June 30, 2009				to December 31,
	(Unaudited)	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$16.03	$17.42	$18.50	$19.18	$19.10
Net investment income[2]	0.32	0.97	0.84	0.78	0.13
Net realized and unrealized gain (loss)	0.66	(1.10)	(0.54)	(0.06)	0.10
Net increase (decrease) from investment operations	0.98	(0.13)	0.30	0.72	0.23
Dividends and distributions from:
Net investment income	(0.53)	(0.46)	(0.62)	(0.81)	(0.10)
Net realized gain	—	(0.80)	(0.76)	(0.03)	(0.02)
Tax return of capital	—	—	—	(0.56)	—
Total dividends and distributions	(0.53)	(1.26)	(1.38)	(1.40)	(0.12)
Capital charges with respect to issuance of shares		—	—	(0.00)[3]	(0.03)
Net asset value, end of period	$16.48	$16.03	$17.42	$18.50	$19.18
Market price, end of period	$17.00	$16.57	$15.84	$18.54	$18.09

Total Investment Return[4]
Based on net asset value	6.13%[5]	(0.73)%	2.39%	4.08%	1.06%[5]
Based on market price	5.91%[5]	12.85%	(7.10)%	10.59%	(8.97)%[5]

Ratios to Average Net Assets
Total expenses	1.01%[6]	1.07%	1.48%	1.01%	0.94%[6]
Total expenses after fees waived and paid indirectly and excluding interest expense	1.01%[6]	0.97%	1.00%	1.01%	0.94%[6]
Net investment income	3.94%[6]	5.40%	4.67%	4.18%	3.89%[6]

Supplemental Data
Net assets, end of period (000)	$ 192,557	$186,803	$213,515	$235,975	$243,690
Portfolio turnover	295%[7]	367%[8]	254%	76%	20%
Asset coverage, end of period per $1,000	—	—	$11,316	—	—
[1] Commencement of operations.
[2] Based on average shares outstanding.
[3] Amount is less than $(0.01) per share.
[4] Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
Total investment returns exclude the effects of sales charge.
[5] Aggregate total investment return.
[6] Annualized.
[7] Includes mortgage dollar transactions; excluding these transactions the portfolio turnover would have been 48%.
[8] Includes mortgage dollar transactions; excluding these transactions the portfolio turnover would have been 212%.

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2009 13

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Enhanced Government Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940
Act”), as a diversified, closed-end management investment company. The
Fund is organized as a Maryland corporation. The Fund’s financial state-
ments are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publica-
tion the net asset value of its Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments: The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services selected under the supervision of the Fund’s
Board of Directors (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various rela-
tionships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair value of asset-backed securi-
ties are estimated based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield and develops an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. TBA commitments are valued at the current market value of the underlying securities. Financial futures contracts traded on exchanges are valued at their last sale price.
Swap agreements are valued utilizing quotes received daily by the
Fund’s pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Investments in open-
end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be val-
ued at amortized cost, which approximates fair value. The Fund values its investments in BlackRock Liquidity Series, LLC Cash Sweep Series at fair value, which is ordinarily based upon its pro-rata ownership in the net assets of the underlying fund.

Equity investments traded on a recognized securities exchange or the
NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is deter-
mined that such prior day’s price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price.
If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value
Assets”). When determining the price for Fair Value Assets, the invest-
ment advisor and/or sub-advisor seeks to determine the price that the
Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-
advisor deems relevant. The pricing of all Fair Value Assets is subse-
quently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock
Exchange (“NYSE”). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the
NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural dis-
aster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the
Board. Foreign currency exchange contracts and forward foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a

14 BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2009

Notes to Financial Statements (continued)

number of different parties. The yield characteristics of certain asset-
backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the mar-
ket may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment rate feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase in the secondary market certain mortgage pass-
through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue.
For example, mortgage-related securities guaranteed by the Government
National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-
related securities issued by the Federal National Mortgage Association
(“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or enti-
tled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mort-
gage and other asset-backed securities. Please see the Schedule of
Investments for these securities. Changes in economic conditions, includ-
ing delinquencies and/or defaults of assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Collateralized Mortgage Obligations: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obliga-
tions (“CMOs”). These multiple class securities may be issued by GNMA,
US government agencies or instrumentalities or by trusts formed by pri-
vate originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-
through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities.
Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes
(“TACs”). IOs and POs are stripped mortgage-backed securities repre-
senting interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion.
IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When pay-
ments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-
payments of principal, the Fund may not fully recoup its initial invest-
ment in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Mortgage Dollar Roll Transactions: The Fund may sell mortgage-backed securities and simultaneously contract to repurchase substantially simi-
lar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. Pools of mortgage securities are used to collateralize mortgage dollar roll transactions and may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. The Fund will account for dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

Mortgage dollar rolls involve the risk that the market value of the securi-
ties that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of the Fund.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase prices represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense

BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2009 15

Notes to Financial Statements (continued)

incurred by the Fund. Treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the Treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon purchase price of those securities. If investment perform-
ance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment per-
formance of the Fund.

TBA Commitments: The Fund may enter into to be announced (“TBA”)
commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Fund’s other assets.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, gener-
ally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of pre-
ferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(“SEC”) require that the Fund segregates assets in connection with certain investments (e.g., dollar rolls, TBA’s beyond normal settlement, financial futures contracts, options, written options, written swaptions or short sales) or certain borrowings , the Fund will, consistent with cer-
tain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Fund may also be required to deliver or deposit securities as collateral for certain invest-
ments (e.g., financial futures contracts, swaps and written options). As part of these agreements, when the value of these investments achieves a previously agreed upon value (minimum transfer amount), the Fund may be required to deliver and/or receive additional collateral.

Investment Transactions and Investment Income: Investment transac-
tions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recog-
nized on the accrual basis. The Fund amortizes all premiums and dis-
counts on debt securities. As part of these agreements, when the value of these investments achieves a previously agreed upon value (minimum transfer amount), the Fund may be required to deliver and/or receive additional collateral.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment compa-
nies and to distribute substantially all of its taxable income to its share-
holders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on inter-
est, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limi-
tations on the Fund’s US federal tax returns remain open for each of the four years ended December 31, 2008. The statutes of limitations on the
Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In June 2009, Statement of
Financial Accounting Standards No. 166, “Accounting for Transfers

16 BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2009

Notes to Financial Statements (continued)

of Financial Assets — an amendment of FASB Statement No. 140
(“FAS 166”), was issued. FAS 166 is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a tranferor’s continuing involvement, if any, in transferred financial assets. FAS 166 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited.
The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166. The impact of FAS 166 on the Fund’s financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by the Fund’s Board, non-interested Directors (“Independent Directors”)
defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts have been invested in common shares of other certain
BlackRock Closed-End Funds selected by the Independent Directors.
This has approximately the same economic effect for the Independent
Directors as if the Independent Directors had invested the deferred amounts directly in the other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations there-
under represent general unsecured claims against the general assets of the Fund. The Fund may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent
Directors in order to match its deferred compensation obligations.
Investments to cover the Fund’s deferred compensation liability are included in other assets on the Statement of Assets and Liabilities.
Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated on the Statement of Operations.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments

The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to economically hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Fund may miti-

gate these losses through master netting agreements included within an International Swap and Derivatives Association, Inc. (“ISDA”) Master
Agreement between the Fund and its counterparty. The ISDA allows the
Fund to offset with its counterparty the Fund’s derivative financial instru-
ments’ payables and/or receivables with collateral held. See Note 1
“Segregation and Collateralization” for information with respect to collateral practices.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below.

Financial Futures Contracts: The Fund may purchase or sell financial futures contracts and options on financial futures contracts to gain expo-
sure to, or economically hedge against interest rates (interest rate risk).
Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets. Financial futures transactions involve minimal counterparty risk since financial futures contracts are guaranteed against default by the exchange on which they trade.

Options: The Fund may purchase and write call and put options to increase or decrease its exposure to underlying securities (interest rate risk). When the Fund purchases a call option it may increase its expo-
sure to the underlying security and when the Fund writes a put option it may decrease its exposure to the underlying security. When the Fund writes a call option it may decrease its exposure to the underlying secu-
rity and when the Fund writes a put option it may increase its exposure to the underlying security. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell
(when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability) and an equivalent liability (asset).
The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related pre-

BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2009 17

Notes to Financial Statements (continued)

mium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is “covered,”
meaning that the Fund holds the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market value.
The Fund may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the
Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Fund’s maximum amount of loss is the premium paid
(as purchaser) or the unrealized loss of the contract (as writer).

Swaps: The Fund may enter into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Swaps are marked-to market daily and changes in value are recorded as unrealized appreciation (depreciation).
When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the clos-
ing transaction and the Fund’s basis in the contract, if any. Swap trans-
actions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and
Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfa-
vorable changes in interest rates and/or market values associated with these transactions.

•Swaptions — Swap options (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option (interest rate risk). In purchasing and writing swaptions, the Fund bears the market risk of an unfavorable change in the price of the underlying interest rate swap or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Exercise of a written swaption could result in the Fund purchasing an interest rate swap at a price different from the current market value.
The Fund executes transactions in over-the-counter swaptions.
Transactions in over-the-counter swaptions may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the con-
tract (as writer).

•Interest rate swaps — The Fund may enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economi-
cally hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time.
Alternatively, a party may pay a fixed rate and receive a floating rate.
In more complex swaps, the notional principal amount may decline
(or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted net value of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

Derivatives Not Accounted for as Hedging Instruments under
Financial Accounting Standards Board Statement of Financial
Accounting Standards No. 133, “Accounting for Derivative Instruments
and Hedging Activities”:

Values of Derivative Instruments as of June 30, 2009*

	Asset Derivatives		Liability Derivatives
	Balance		Balance
	Sheet		Sheet
	Location	Value	Location	Value
Unrealized
depreciation
on swaps/
	Investments		Options
	at value —		written
Interest rate contracts**	unaffiliated	$1,652,859	at value $24,697,084

* For open derivative instruments as of June 30, 2009, see the Schedule of
Investments, which is also indicative of activity for the six months ended
June 30, 2009.
** Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

18 BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2009

Notes to Financial Statements (continued)

The Effect of Derivative Instruments on the Statement of Operations
Year Ended June 30, 2009
Net Realized Gain (Loss) From Derivatives Recognized in Income

Financial
Futures
Options	Contracts	Swaps	Total
Interest rate
contracts	$ 821,496	$(4,438,632)	$ (4,497,378)	$ (8,114,514)
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Recognized in Income

Financial
Futures
Options	Contracts	Swaps	Total
Interest rate
contracts	$(504,157)	$(6,014,589)	$16,528,295	$10,009,549

3. Investment Advisory Agreement and Other Transactions
with Affiliates:
The PNC Financial Services Group, Inc. (“PNC”) and Bank of America
Corporation (“BAC”) are the largest stockholders of BlackRock, Inc.
(“BlackRock”). Due to the ownership structure, PNC is an affiliate for
1940 Act purposes, but BAC is not.

The Fund entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services.

The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such serv-
ices, the Fund pays the Manager a monthly fee at an annual rate of
0.85% of the Fund’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage.

The Manager has entered into a separate sub-advisory agreement with
BlackRock Financial Management, Inc. (“BFM”), an affiliate of the
Advisor, under which the Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Manager.

The Manager has agreed to waive its advisory fee by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2009, the Fund reimbursed the
Manager $2,035 for certain accounting services, which is included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for com-
pensation paid to the Fund’s Chief Compliance Officer.

4. Investments:
Purchases and sales of investments (including paydowns, TBA and mort-
gage dollar roll transactions and excluding short-term securities and US government securities), for the six months ended June 30, 2009 were
$650,798,970 and $680,355,201, respectively.

For the six months ended June 30, 2009, purchases and sales of US government securities were $5,883,906 and $3,048,977, respectively.

For the six months ended June 30, 2009, purchases and sales attribu-
table to mortgage dollar rolls were $543,721,314 and $575,969,218, respectively.

Transactions in call options written for the six months ended June 30,
2009 were as follows:

		Premiums
	Contracts*	Received
Outstanding call options written,
beginning of period	—	—
Options written	501,904	$2,578,436
Options expired	(665)	(935,558)
Options closed	(1,000)	(46,875)
Outstanding call options written,
end of period	500,239	$1,596,003

Transactions in put options written for the six months ended June 30,
2009 were as follows:

		Premiums
	Contracts*	Received
Outstanding put options written,
beginning of period	—	—
Options written	50	$980,000
Outstanding put options written,
end of period	50	$980,000
* Some contracts include a notional amount of $1 million.

5. Market and Credit Risk:
In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to

BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2009 19

Notes to Financial Statements (concluded)

counterparty risk, or the risk that an entity with which Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Fund’s Statement of Assets and Liabilities.

6. Capital Share Transactions:

The Fund is authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. The Board is authorized, however, to classify and reclassify any unissued shares with-
out approval of the holders of Common Shares.

The Fund will make offers to repurchase its shares at approximately
12-month intervals. The shares tendered in the repurchase offer may be subject to a repurchase fee retained by the Fund to compensate the
Fund for expenses directly related to the repurchase offer.

Shares issued and outstanding during the six months ended June 30,
2009 increased by 32,386 as a result of dividend reinvestment. Shares issued and outstanding during the year ended December 31, 2008 increased by 11,529 as a result of dividend reinvestment and decreased by 612,818 as a result of a repurchase offer.

7. Subsequent Events:

The Fund paid a dividend in the amount of $0.105 per share on July 31,
2009 to shareholders of record on July 15, 2009.

Management’s evaluation of the impact of all subsequent events on the
Fund’s financial statements was completed through August 25, 2009, the date the financial statements were issued.

20 BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Enhanced Government
Fund, Inc. (the “Fund”) met on April 14, 2009 and May 28 – 29, 2009
to consider the approval of the Fund’s investment advisory agreement
(the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Fund, the Manager and BlackRock Financial Management, Inc. (the
“Sub-Advisor”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement
are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Fund consists of twelve individuals, ten of whom are not “interested persons” of the Fund as defined in the Investment
Company Act of 1940, as amended (the “1940 Act”) (the “Independent
Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The
Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the
Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and
Nominating Committee, a Compliance Committee, a Performance
Oversight Committee and the Executive Committee, each of which is composed of Independent Board Members (except for the Executive
Committee, which has one interested Board Member) and is chaired by an Independent Board Member. In addition, the Board has established an Ad Hoc Committee on Auction Market Preferred Shares.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continu-
ation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of
BlackRock and its affiliates, including investment management, adminis-
trative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regula-
tory requirements.

Throughout the year, the Board, acting directly and through its commit-
tees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its share-
holders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior man-
agement and portfolio managers’ analysis of the reasons for any under-
performance against its peers; (b) fees, including advisory and other amounts paid to BlackRock and its affiliates by the Fund for services such as call center and fund accounting; (c) Fund operating expenses;
(d) the resources devoted to and compliance reports relating to the
Fund’s investment objective, policies and restrictions, (e) the Fund’s compliance with its Code of Ethics and compliance policies and proce-
dures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; and (k) periodic updates on
BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 14, 2009 meeting, the Board requested and received materials specifically relating to the Agreements.
The Board is engaged in an ongoing process with BlackRock to continu-
ously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the
April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant share-
holders; (c) a general analysis provided by BlackRock concerning invest-
ment advisory fees charged to other clients, such as institutional and open-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to
BlackRock and (f) an internal comparison of management fees classi-
fied by Lipper, if applicable.

At an in-person meeting held on April 14, 2009, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 14, 2009 meeting, the
Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 28 – 29, 2009 Board meeting.

At an in-person meeting held on May 28 – 29, 2009, the Fund’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the
Fund and the Sub-Advisory Agreement between the Fund, the Manager

BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2009 21

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

and the Sub-Advisor, each for a one-year term ending June 30, 2010.
The Board considered all factors it believed relevant with respect to the
Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from inde-
pendent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of
BlackRock personnel to engage in open, candid discussions with the
Board. The Board did not identify any particular information as control-
ling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the
Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a compa-
rable group of closed-end funds, and the performance of at least one relevant benchmark, if any. The Board met with BlackRock’s senior man-
agement personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials pro-
vided by the Fund’s portfolio management team discussing Fund per-
formance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the
Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities,
BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and
BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to invest-
ment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus and the statement of additional information in con-
nection with the initial public offering and periodic shareholder reports;
(ii) preparing communications with analysts to support secondary mar-
ket trading of the Fund; (iii) assisting with daily accounting and pricing;
(iv) preparing periodic filings with regulators and stock exchanges;
(v) overseeing and coordinating the activities of other service providers;
(vi) organizing Board meetings and preparing the materials for such
Board meetings; (vii) providing legal and compliance support; and
(viii) performing other administrative functions necessary for the opera-
tion of the Fund, such as tax reporting, fulfilling regulatory filing require-
ments, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compli-
ance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board,
including the Independent Board Members, also reviewed and consid-
ered the performance history of the Fund. In preparation for the April 14,
2009 meeting, the Board was provided with reports, independently pre-
pared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed vari-
ous factors that affect Lipper’s rankings. In connection with its review, the
Board received and reviewed information regarding the investment per-
formance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable
Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year.

The Board noted that in general the Fund performed better than its
Peers in that the Fund’s performance was at or above the median of its
Lipper performance universe in each of the one-year, three-year and since inception periods reported.

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Fund: The Board, including the Independent Board
Members, reviewed the Fund’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other comparable funds. The Board considered the services provided and the

22 BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

fees charged by BlackRock to other types of clients with similar invest-
ment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed
BlackRock’s profitability with respect to the Fund and each fund the
Board currently oversees for the year ended December 31, 2008 compared to aggregate profitability data provided for the year ended
December 31, 2007. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodol-
ogy of allocating expenses in the profitability analysis, noting the inher-
ent limitations in allocating costs among various advisory products. The
Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board noted that, in general, individual fund or product line prof-
itability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s overall operating margin compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. The comparison indi-
cated that operating margins for BlackRock with respect to its registered funds are consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which con-
cluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the manage-
ment of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality invest-
ment management personnel to perform its obligations under the
Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that, although the Fund pays contractual management fees that are higher than the median of its Peers, the Fund is compared to Peers that do not employ similar option writing strategies. When com-
pared to a Peer that employs a similar strategy, the Fund is competitive.

D. Economies of Scale: The Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Fund.
The Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the over-
all size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also consid-
ered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

The Board noted that most closed-end fund complexes do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering and each fund is man-
aged independently consistent with its own investment objectives. The
Board noted that only one closed-end fund in the Fund Complex has breakpoints in its fee structure. Information provided by Lipper also revealed that only one closed-end fund complex used a complex level breakpoint structure.

E. Other Factors: The Board also took into account other ancillary or
“fall-out” benefits that BlackRock or its affiliates and significant share-
holders may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of
BlackRock’s affiliates as service providers to the Fund, including for administrative, and distribution services. The Board also noted that
BlackRock may use third party research obtained by soft dollars gener-
ated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2009 23

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the
Manager and the Fund for a one-year term ending June 30, 2010 and the Sub-Advisory Agreement between the Fund, the Manager and Sub-
Advisor for a one-year term ending June 30, 2010. Based upon its evaluation of all these factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board
Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the
Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board
Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

24 BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2009

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director
Karen P. Robards, Vice Chair of the Board, Chair of the
Audit Committee and Director
G. Nicholas Beckwith, III, Director
Richard S. Davis, Director
Kent Dixon, Director
Frank J. Fabozzi, Director
Kathleen F. Feldstein, Director
James T. Flynn, Director
Henry Gabbay, Director
Jerrold B. Harris, Director
R. Glenn Hubbard, Director
W. Carl Kester, Director
Donald C. Burke, Fund President and Chief Executive Officer
Anne F. Ackerley, Vice President
Neal J. Andrews, Chief Financial Officer
Jay M. Fife, Treasurer
Brian P. Kindelan, Chief Compliance Officer of the Fund
Howard B. Surloff, Secretary

investment Advisor
BlackRock Advisors, LLC
Boston, MA 02101

Custodian
State Street Bank and Trust Company
Boston, MA 02101

Transfer Agent
BNY Mellon Shareowner Services
Jersey City, NJ 07310

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Fund retired. The Fund’s Board of Directors wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Fund, and Brendan
Kyne became Vice President of the Fund.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2009 25

Additional Information

Fundamental Periodic Repurchase Policy

The Board approved a fundamental policy whereby the Fund has adopted an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act. As an interval fund, the Fund will make annual repurchase offers at net asset value (less repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board shortly before the commencement of each offer, and will be between 5% and 25% of the Fund’s then outstanding shares.

The Fund has adopted the following fundamental policy regarding periodic repurchases:

(a) The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act.

(b) The periodic interval between repurchase request deadlines will be approximately 12 months.

(c) The repurchase request deadline for each repurchase offer will be 14 days prior to the second Friday in December; provided, that in the event that such day is not a business day, the repurchase request deadline will be the subsequent business day.

(d) The maximum number of days between a repurchase request deadline and the next repurchase pricing date will be 14 days; provided that if the 14th day after a repurchase request deadline is not a business day, the repurchase pricing date shall be the next business day.

The Board may place such conditions and limitations on a repurchase offer as may be permitted under Rule 23c-3. Repurchase offers may be suspended or postponed under certain circumstances, as provided in Rule 23c-3.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-
related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your trans-
actions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

26 BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2009

Additional Information (concluded)

General Information

Electronic Delivery

Electronic copies of most financial reports are available on the Fund’s websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and elimi-
nate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the
SEC for the first and third quarters of each fiscal year on Form N-Q.
The Fund’s Forms N-Q are available on the SEC’s website at
http://www.sec.gov and may also be reviewed and copied at the
SEC’s Public Reference Room in Washington, DC. Information on the
operation of the Public Reference Room may be obtained by calling
(202) 551-8090. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling toll-free (800) 441-7762;
(2) at www.blackrock.com; and (3) on the Securities and Exchange
Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
www.blackrock.com or by calling (800) 441-7762 and (2) on the
Securities and Exchange Commission’s website at http://www.sec.gov.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. JUNE 30, 2009 27

This report is transmitted to shareholders only. It is not a pro-
spectus. Past performance results shown in this report should not be considered a representation of future performance.
Statements and other information herein are as dated and
are subject to change.

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable to this semi-annual report

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable to
this semi-annual report

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13(a)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Enhanced Government Fund, Inc.

By: /s/Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Enhanced Government Fund, Inc.

Date: August 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced Government Fund, Inc.

Date: August 21, 2009

By: /s/Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Enhanced Government Fund, Inc.

Date: August 21, 2009

12(c) – Notices to the registrant’s common shareholders in accordance with Investment Company Act Section 19(a)
and Rule 19a-11 - Attached hereto

1 The Trust has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Trust to make the disclosures to the holders of the Trust’s common shares, in addition to the information required by Section 19(a) of the Investment
Company Act and Rule 19a-1 thereunder. The Trust is likewise obligated to file with the Commission the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.